Supplement to the currently effective Statement of Additional Information for the below-listed fund.

DWS Money Market Series
         Institutional Shares

The following supplements disclosure in the "Purchase and Redemption of Shares" section of the Fund's Statement of Additional Information:

The shares described in the DWS Money Market Series-Institutional Shares prospectus (the "Prospectus") may not, directly or indirectly, be offered or acquired in The Netherlands, and the Prospectus may not be circulated in The Netherlands as part of initial distribution or at any time thereafter, except to investors who acquire shares against a minimum consideration of EUR 50,000 or the equivalent thereof in another currency. The Fund has not been registered for public offer or distribution in The Netherlands and neither the Fund nor the Advisor is licensed under the Dutch Financial Markets Supervision Act (Wet op het financieel toezicht). Consequently, neither the Fund nor the Advisor is subject to the prudential and conduct of business supervision of the Dutch Central Bank (De Nederlandsche Bank N.V.) and the Dutch Authority for the Financial Markets (Stichting Autoriteit Financiele Markten).































               Please retain this supplement for future reference.





September 19, 2008